UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2024

AMERICAN BATTERY TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2024, at the 2024 annual meeting of shareholders (the “Annual Meeting”) of American Battery Technology Company (the “Company”), the Company’s shareholders approved the Company’s 2024 Employee Stock Purchase Plan (the “2024 ESPP”). The 2024 ESPP provides the Company’s employees with the ability to contribute a portion of their earnings to purchase the Company’s shares of common stock. Pursuant to the terms of the 2024 ESPP, the Company’s executive officers and all of its other employees will be allowed to participate in the 2024 ESPP. The 2024 ESPP will be administered by the Compensation Committee of the Board of Directors (the “Board”) or its delegates, subject to applicable laws.

A description of the material terms of the 2024 ESPP was included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 4, 2024 (the “Proxy Statement”). In addition, the foregoing description of the 2024 ESPP is qualified in its entirety by reference to the text of the 2024 ESPP, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, upon the recommendation of the Board, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock from 80,000,000 to 250,000,000. On November 14, 2024, the Company filed the Amendment with the Secretary of State of Nevada, which integrates the amendment to the Articles of Incorporation approved by the Company’s shareholders at the Annual Meeting.

The preceding descriptions of the Amendment do not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 13, 2024, the Company held its Annual Meeting. Present at the Annual Meeting virtually or by proxy were the holders of 43,688,578 shares of common stock of the Company out of a total of 71,972,166 shares of common stock issued, outstanding and entitled to vote, and the five shares of the Company’s Series D Preferred Stock (the “Preferred Stock”) that were issued, outstanding and entitled to vote as of the close of business on September 17, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the following proposals, each as described further in the Proxy Statement, were voted upon by the Company’s shareholders.

1.	The shareholders elected the following five directors to hold office until the Company’s next annual meeting of shareholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ryan Melsert	15,497,419	3,082,964	25,108,195
Elizabeth Lowery	15,306,445	3,273,938	25,108,195
Susan Yun Lee	15,684,240	2,896,143	25,108,195
D. Richard (Rick) Fezell	15,293,074	3,287,309	25,108,195
Sherif Marakby	15,319,929	3,260,454	25,108,195

2.	The shareholders ratified the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions
41,004,989	2,345,973	337,616

3.	The shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,056,508	5,256,022	267,853	25,108,195

4.	The shareholders approved, on an advisory, non-binding basis, “one year” as the frequency of soliciting a non-binding advisory vote on the compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions
9,795,652	865,642	7,295,245	623,844

5.	The shareholders approved the American Battery Technology Company 2024 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,512,137	3,509,270	558,976	25,108,195

6.	The shareholders approved the Amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 250,000,000. Abstentions were not counted for this proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions
69,682,211	31,076,584	2,929,783

7.	The shareholders approved the adjournment of the Annual Meeting to a later date or dates to solicit additional proxies if there were insufficient votes to approve any of the proposals at the time of the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions
30,906,331	11,760,914	1,021,333

The first six proposals received sufficient votes at the time of the Annual Meeting to approve the adoption of such proposals, so the seventh proposal was of no force or effect.

Item 7.01 Regulation FD Disclosure.

The Company made a presentation at the Annual Meeting. The Company is making such presentation available to its shareholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information in this Item 7.01 of this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Report will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

The text included with this Item 7.01 of this Report will be available on our website located at www.americanbatterytechnology.com, although we reserve the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation, as amended of American Battery Technology Company

10.1	American Battery Technology Company 2024 Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on October 4, 2024)

99.1	American Battery Technology Company Annual Meeting Presentation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: November 14, 2024	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer